SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                          FORM 8-K/A 2



                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                Date of Report: October 28, 1996
             (Amending Report Dated August 28, 1996)


                   SUARRO COMMUNICATIONS, INC.
                (f/k/a/ SOLUTIONS, INCORPORATED)
     (Exact name of registrant as specified in its charter)


                             NEVADA
         (State or other jurisdiction of incorporation)


          0-23512                            84-1273503
(Commission File No.)                (IRS Employer
                                        Identification No.)


                       1635 N.E. Loop 410
                            Suite 900
                    San Antonio, Texas 78209
(Address of principal
 executive offices)



Registrant's telephone number, including area code: (210) 805-0599





                       Page 1 of 12 pages.

Item 7.  Financial Statements and Exhibits.

        (a)  Financial Statements of Business Acquired.

             (1)    Suarro Communications, Inc.

                    Audited Financial Statements for the Fiscal
                    Year Ended April 30, 1996, and for the interim period May 1, 1996 through October 16, 1996

        (c)  Exhibits.

             All exhibits applicable were previously filed with the Form 8-K dated August 28, 1996, and Amendment No. 1 thereto dated September 6, 1996
                                                                 2

R. E. Bassie & Co.
Certified Public Accountants














                     Suarro Communications, Inc.
                    (A Development Stage Company)

                         Financial Statements
                  August 16, 1996 and April 30, 1996

                      (With Independent Auditors'
                            Report Thereon)

                   SUARRO COMMUNICATIONS, INC.
                  (A Development Stage Company)

                              Index

Independent Auditors' Report

Financial Statements:

     Balance Sheets - August 16, 1996 and April 30, 1996

     Statement of Operations - For the Period from May 1, 1996 to
        August 16, 1996 and For the year ended April 30, 1996, and for the period from August 18, 1988 (date of inception) to August 16, 1996

     Statement of Stockholders' Equity - For the Period from
        August 18, 1988 (date of inception) to August 16, 1996

     Statements of Cash Flows - For the Period from May 1, 1996 to August 16, 1996 and For the year ended April 30, 1996, and for the period from August 18, 1988 (date of inception) to August 16, 1996

Notes to Financial Statements

All schedules have been omitted because they are not applicable, not required, or because the information is included in the financial statements or notes thereto.

R. E. Bassie & Co.
Certified Public Accountants

                          7100 Regency Square Blvd., Suite 135
                          Houston, Texas  77036-3208
                          Tel: (713) 266-0691 Fax: (713) 266-0692


                  Independent Auditors' Report


The Board of Directors
Suarro Communications, Inc.:

We have audited the financial statements of Suarro Communications, Inc. (a Development Stage Company) as listed in the accompanying index. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Suarro Communications, Inc. as of April 30, 1996 and for the preceding periods were audited by other auditors whose report dated June 1, 1996 expressed an unqualified opinion on these statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Suarro Communications, Inc. as of August 16, 1996, and the results of its operations and its cash flows for the period from May 1, 1996 to August 16, 1996, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in
Note 5 to the financial statements, the Company is a newly organized development stage corporation with limited capital. Successful development and marketing of the Company's products and the procurement of additional financing is necessary for the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

October 24, 1996


                   SUARRO COMMUNICATIONS, INC.
                  (A Development Stage Company)

                         Balance Sheets

               August 16, 1996 and April 30, 1996


                                        August 16,    April 30,
               Assets                     1996          1996
                                        __________    _________

Cash                                    $     113     $   1,870

Proprietary telecommunication and
      Internet costs (note 2)             349,382       349,382

     Total assets                        $349,495       351,252



        Liability and Stockholders Equity

Liabilities                                     0             0
                                        _________     _________

     Total liabilities                          0             0
                                        _________     _________


Stockholders' equity (notes 2 and 3):
     Preferred stock, no par value,
        Authorized 1,000,000 shares;
        issued and outstanding, 0 shares        0             0

     Common stock, $.001 par value.
        Authorized 20,000,000 shares;
        issued and outstanding, 6,200,000
        shares                              6,200         6,200

     Additional                           347,334       347,334

     Deficit accumulated during the        (4,039)       (2,282)

        Total stockholders' equity        349,495       351,252


        Total liabilities and
           stockholders' equity           $349,495     $351,252

See accompanying notes to financial statements.


                   SUARRO COMMUNICATIONS, INC.
                  (A Development Stage Company)

                    Statements of Operations




         For the period from May 1, 1996 to August 1996,
        and the Year ended April 30, 1996, and the Period
            from August 18, 1988 (Date of Inception)
                       to August 16, 1996

                                                       August 18,
                             May 1                       1988
                            1996 to    Year Ended  (Inception) to
                           August 16,   April 30,      August 16,
                              1996         1996           1996
                           __________  __________      _________

Revenue                    $        0           0              0


Expenses                        1,757       1,782          4,039


       Net loss            $   (1,757)     (1,782)        (4,039)

See accompanying notes to financial statements.



                   SUARRO COMMUNICATIONS, INC.
                  (A Development Stage Company)

                Statement of Stockholders' Equity


For the Period from August 18, 1988 (Date of Inception) to August 16, 1996

                                                                     Deficit
                                                                   Accumulated
                                                      Additional    during the      Total
                                 Preferred    Common    Paid-in    Development   Stockholders'
                                   Stock       Stock    Capital       Stage         Equity
                                 _________  _________  _________   ___________   ____________

Balance, August 18, 1988         $       0          0  $       0    $        0   $          0

  Issuance of 50,000 shares
         of common stock                 0         50        450             0            500

  Stock split, 20 to 1                   0        950       (450)            0            500

  Issuance of 5,200,000 shares
         of common stock                 0      5,200    347,334             0        352,534

  Net loss                               0          0          0        (4,039)             0


Balance, August 26, 1996         $       0      6,200    347,334        (4,039)       349,495

See accompanying notes to financial statements.



                   SUARRO COMMUNICATIONS, INC.
                  (A Development Stage Company)

                    Statements of Cash Flows



     For the period from May 1, 1996 to August 16, 1996, and the Year ended April 30, 1996, and the Period from August 18, 1988
             (Date of Inception) to August 16, 1996

                                                                August 18,
                                      May 1,                      1988
                                     1996 to    Year Ended   (Inception) to
                                    August 16,   April 30,      August 16,
                                      1996         1996            1996
                                    __________   _________      __________

Cash Flows from operating activities:
    Deficit accumulated during the
        development stage           $   (1,757)     (1,782)         (4,039)

    Service provided in exchange
        for stock                            0           0             500

    Net cash provided by operating
        activities                      (1,757)     (1,782)         (3,539)


Cash flows from investing activities         0           0               0


Cash flows from financing activities     1,870       1,782           3,652


           Net increase in cash            113           0             113


Cash, beginning of period                    0           0               0

Cash, end of period                 $      113           0             113


Supplemental disclosures:
     Noncash investing and
        financing activities                 0           0               0

See accompanying notes to financial statements.


                   SUARRO COMMUNICATIONS, INC.
                  (A Development State Company)

                  Notes to Financial Statements


                         August 16, 1996

(1)  Organization

Suarro Communications, Inc. (the Company), a Nevada corporation, was incorporated on August 18, 1988. The Company was formed as a consolidation vehicle for the purpose of delivering cost effective national on-line business services and products through the Internet.

The Company acquired proprietary telecommunication products developed for the Internet from the two common stock shareholders. The Company is in the process of initiating the marketing of its first product, Annual Reports On-Line, as well as other Internet related products. To date there have been no sales orders.

(2)  Merger

Effective August 16, 1996, the Company acquired all of the outstanding common stock of Suarro Communications, Inc. by issuing 5,200,000 shares of its authorized common stock. As a result of the consummation of this share exchange, the Company undertook a forward split of its common stock whereby 20 shares of common stock was issued in exchange for 1 share of common stock, increased its authorized capitalization to 20,000,000 shares of common stock and authorized 1,000,000 shares of preferred stock, and changed its name to Suarro Communications, Inc.

The merger was accounted for by the "pooling of interests" method of accounting.

(3)  Proprietary Telecommunication and Internet Costs

The costs of developing the proprietary telecommunication and Internet products were incurred prior to incorporation of the Company. Material and contract services totaling $141,382 were paid by two individuals or their wholly-owned company. In addition, the shareholders valued their personal time in producing the technology at $208,000. Upon incorporation, the Company recorded as an asset, $349,382 of purchased proprietary telecommunication and Internet costs acquired from the two individuals by issuing 300,000 shares of common stock.

The cost of proprietary telecommunication and Internet costs will be amortized on a straight-line basis over the estimated economic lives of the respective products.

(4)  Development Stage Operations

The Company is currently in the developmental stage and has no significant operations to date.

(5)  Going Concern

The Company is a newly organized development stage corporation that has not commenced operations as of August 16, 1996. This factor, together with its limited capital, among others, indicate that the Company may be unable to continue its operations without successful development and marketing of the Company's products and the procurement of additional financing.

The accompanying financial statements have been prepared on the assumption that the Company will continue in business, which contemplates the realization of assets through continuing operations. No adjustments have been made to reflect potentially lower realizable value of assets should the Company be unable to continue its operations, as the outcome of the above matter is not currently determinable.

                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934 the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SUARRO COMMUNICATIONS, INC.
                                   f/k/a SOLUTIONS, INCORPORATED



                                   By: /s/ Michael McAuliffe
                                           Michael McAuliffe,
                                           President

Dated:  October 28, 1996